Exhibit 10.39

CONSOLIDATED,

AMENDED AND RESTATED

PROMISSORY NOTE

THIS CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE is made and entered into as of the 3rd day of March, 2006, by and between KOLA INVESTMENTS, L.L.C., a New Jersey limited liability company (“Borrower”) and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns, “Lender”).

PRELIMINARY STATEMENTS

A. A loan was made to TYBA Properties (OKE II) Limited Partnership (“Original Borrower”) by Lender in the original principal amount of $53,000,000.00, evidenced by a Promissory Note dated as of October 7, 1998 (“Original Note”).

B. The Original Note is secured by (i) a Mortgage and Security Agreement from Original Borrower to Lender dated as of October 7, 1998 and recorded in the office of the County Clerk of Oklahoma County, Oklahoma (“Clerk’s Office”) in Book 7425 at Page 421 (“Original Mortgage”), and (ii) an Assignment of Leases and Rents from Original Borrower to Lender dated as of October 7, 1998 and recorded in the Clerk’s Office in Book 7425 at Page 504 (“Original ALR”).

C. The Original Note was split into two separate notes made by Borrower to Lender in the original principal amounts of $43,800,000.00 (“Note A”) and $12,719,700.21 (“Note B”) each dated as of October 26, 2000.

D. The Original Mortgage was split into two separate instruments, each styled “Amended and Restated Mortgage, Assignment of Leases, Rents, Issues and Profits, Security Agreement and Fixture Filing” made by Borrower to Lender, dated as of October 26, 2000, securing Note A and Note B, respectively, and recorded in the Clerk’s Office in Book 7479 at Page 1686 (“Mortgage A”) and in Book 7479 at page 1759 (“Mortgage B”).

E. The Original ALR was split into two separate instruments, each styled “Amended and Restated Assignment of Leases and Rents” made by Borrower to Lender, dated as of October 26, 2000, securing Note A and Note B, respectively, and recorded in the Clerk’s Office in Book 7479 at Page 1734 (“ALR A”) and in Book 7479 at Page 1808 (“ALR B”).

F. Borrower desires to decrease the aggregate original principal amount of the loan evidenced by Note A and Note B from $56,519,700.21 to $52,000,000.00 and Borrower and Lender desire to consolidate, amend and restate, respectively: (i) Note A and Note B, (ii) Mortgage A and Mortgage B, and (iii) ALR A and ALR B. This instrument evidences the consolidation of Note A and Note B.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and

1.05 Unconditional Payment. Any payment received by Lender hereunder that is required to be refunded or recovered from Lender as a voidable preference or a fraudulent transfer or is otherwise set-aside pursuant to the Bankruptcy Code or any insolvency or other debtor relief law shall not be considered as a payment made on the Loan or under this Note. Borrower’s liability under this Note to make such payment shall be reinstated, notwithstanding that this Note may have been marked satisfied and returned to Borrower or otherwise canceled, and such payment shall be immediately due and payable upon demand.

ARTICLE 2

DEFAULT AND REMEDIES

2.01 Event of Default. The occurrence of an “Event of Default” as that term is defined under the Loan Agreement shall constitute an “Event of Default” under this Note.

2.02 Cumulative and Independent Remedies. Following an Event of Default (which has not been waived in writing by Lender), Lender, without notice or consent from Borrower, shall be entitled to exercise all rights and remedies as have been provided to Lender hereunder, under the Loan Agreement and other Loan Documents, by law or in equity. Such rights and remedies are cumulative and may be exercised independently, concurrently or successively in Lender’s sole discretion and as often as occasion therefor shall arise. No partial exercise by Lender of any right or remedy will preclude further exercise thereof. Notice or demand given to Borrower in any instance will not entitle Borrower to notice or demand in similar or other circumstances or constitute Lender’s waiver of its right to take any future action in any circumstance without notice or demand (except where expressly required by this Note to be given). Lender may release security for the Loan, may release any party liable for the Loan, may grant extensions, renewals or forbearances with respect thereto, and may apply any security held by it to payment of the Loan, in each case without prejudice to its rights under this Note. Lender will not be deemed as a consequence of its delay or failure to act, or any forbearances granted, to have waived or be estopped from exercising any of its rights or remedies.

ARTICLE 3

MISCELLANEOUS PROVISIONS

3.01 Incorporation from Loan Agreement. All provisions of Articles 17 and 18, inclusive, of the Loan Agreement are incorporated into this Note by this reference, as if fully reproduced herein.

3.02 WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES ITS RIGHT, TO THE FULL EXTENT PERMITTED BY LAW, AND AGREES NOT TO ELECT, A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER.

[Remainder of page is blank; signatures appear on next page.]

IN WITNESS WHEREOF, the undersigned hereby signs, seals and delivers this Note, intending to be legally bound hereby.

Borrower:

KOLA INVESTMENTS, L.L.C., a New Jersey limited liability company

By:	Will Management Corporation, a New Jersey corporation, Manager

	By:	/s/ Steven Zalkind
Steven Zalkind, President

GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, holder of Note A and Note B, signs below to acknowledge its consent to the terms of this Consolidated, Amended and Restated Promissory Note.

GMAC COMMERCIAL MORTGAGE
CORPORATION, a California corporation

By:	/s/ Adrienne Robinson
Name:	Adrienne Robinson
Title:	Vice President